Exhibit 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

ASSET QUALITY DETAIL

(dollars in thousands)	June 30, 2007	June 30, 2006	March 31, 2007
Loan Portfolio:
Originated and acquired residential mortgage	$303,748	$387,156	$319,437
Home equity	1,032,930	970,600	1,003,666
Marine	361,349	392,574	374,206
Other	24,726	26,550	25,065

Total consumer	1,722,753	1,776,880	1,722,374

Commercial mortgage	442,813	458,615	454,096
Residential real estate construction	603,221	486,410	586,127
Commercial real estate construction	359,955	320,342	369,657
Commercial business	799,344	717,048	758,167

Total commercial	2,205,333	1,982,415	2,168,047

Total loans	$3,928,086	$3,759,295	$3,890,421

Non-Performing Assets:
Originated and acquired residential mortgage	$7,211	$7,851	$7,910
Home equity	707	145	542
Other consumer	601	133	673
Commercial mortgage	1,335	1,370	1,335
Residential real estate construction	1,247	—	—
Commercial business	7,791	14,696	10,259

Total non-accrual loans	18,892	24,195	20,719
Total renegotiated loans	—	—	—

Total non-performing loans	18,892	24,195	20,719
Total other assets and real estate owned	3,821	2,177	3,117

Total non-performing assets	$22,713	$26,372	$23,836

90-Day Delinquencies:
Originated and acquired residential mortgage	$998	$3,470	$1,795
Home equity	1,052	306	683
Other consumer	1,455	1,293	994
Residential real estate construction	—	—	18
Commercial business	128	789	8

Total 90-day delinquencies	$3,633	$5,858	$3,498

Asset Quality Ratios:
Non-performing loans to loans	0.48%	0.64%	0.53%
Non-performing assets to loans	0.58%	0.70%	0.61%
Allowance for loan losses to loans	1.17%	1.19%	1.17%
Net charge-offs in quarter to average loans	0.47%	0.09%	0.08%
Allowance for loan losses to non-performing loans	242.27%	184.75%	219.70%

	Three Months Ended June 30,		Three Months Ended March 31, 2007
	2007	2006
Analysis of Allowance for Loan Losses:
Balance at beginning of period	$45,519	$44,754	$45,203
Provision for loan losses	4,792	824	1,052
Less loans charged-off, net of recoveries:
Originated and acquired residential mortgage	180	89	138
Home equity	118	14	26
Other consumer	506	269	465
Commercial business	3,738	506	107

Net charge-offs	4,542	878	736

Balance at end of period	$45,769	$44,700	$45,519

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands, except per share data)	2007	2006	2007	2006
Interest Income:
Loans, including fees	$70,278	$64,831	$139,532	$125,978
Investment securities	21,154	24,732	43,799	48,684
Tax-advantaged loans and securities	1,483	904	2,683	1,710
Short-term investments	45	111	142	190

Total interest income	92,960	90,578	186,156	176,562

Interest Expense:
Deposits	26,715	18,884	52,269	35,867
Short-term borrowings	6,829	10,034	14,571	18,582
Long-term debt	10,868	9,170	21,833	18,292

Total interest expense	44,412	38,088	88,673	72,741

Net interest income	48,548	52,490	97,483	103,821
Less provision for loan losses	4,792	824	5,844	1,142

Net interest income, after provision for loan losses	43,756	51,666	91,639	102,679

Non-Interest Income:
Service charges on deposit accounts	24,502	23,839	46,681	45,808
Commissions and fees	1,844	1,670	3,506	3,278
Net gains	420	203	1,623	743
Derivative losses on swaps	(557)	(554)	(620)	(1,157)
Net cash settlement on swaps	200	238	406	528
Other non-interest income	4,676	5,906	9,358	10,244

Total non-interest income	31,085	31,302	60,954	59,444

Non-Interest Expense:
Salaries and employee benefits	26,699	27,168	54,628	54,800
Occupancy expense, net	5,891	5,659	11,995	11,388
Furniture and equipment expense	4,011	3,923	7,796	7,770
External processing fees	5,041	5,134	10,131	10,101
Restructuring activities	481	—	1,348	—
Other non-interest expense	10,505	11,911	21,498	22,527

Total non-interest expense	52,628	53,795	107,396	106,586

Income before income taxes	22,213	29,173	45,197	55,537
Income tax expense	6,691	9,150	13,561	17,256

Net income	$15,522	$20,023	$31,636	$38,281

Net Income Per Share Amounts:
Basic	$0.48	$0.61	$0.98	$1.16
Diluted	0.48	0.60	0.98	1.15

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CONDITION

(dollars in thousands, except share amounts)	June 30, 2007	December 31, 2006	June 30, 2006
Assets:
Cash and due from banks	$147,051	$142,794	$136,499
Short-term investments	2,060	7,118	2,582
Mortgage loans held for sale	12,919	10,615	13,485
Securities available for sale	1,532,230	1,582,736	1,768,966
Securities held to maturity	48,278	101,867	129,089
Loans	3,928,086	3,865,492	3,759,295
Less allowance for loan losses	45,769	45,203	44,700

Net loans	3,882,317	3,820,289	3,714,595

Premises and equipment, net	62,955	67,936	65,090
Accrued interest receivable	33,264	37,084	34,527
Goodwill	253,906	254,543	254,855
Intangible assets	8,065	8,965	9,865
Other assets	280,334	261,946	279,673

Total assets	$6,263,379	$6,295,893	$6,409,226

Liabilities:
Deposits:
Noninterest-bearing	$766,281	$761,830	$806,765
Interest-bearing	3,422,007	3,378,282	3,343,805

Total deposits	4,188,288	4,140,112	4,150,570

Short-term borrowings	654,030	658,887	734,230
Long-term debt	756,770	828,079	860,484
Accrued expenses and other liabilities	40,124	35,184	39,823

Total liabilities	5,639,212	5,662,262	5,785,107

Stockholders’ Equity:
Common stock (par value $1.00) authorized 100,000,000 shares; issued 32,268,128, 32,433,387 and 32,789,289 shares at June 30, 2007, December 31, 2006 and June 30, 2006, respectively	32,268	32,433	32,789
Additional paid-in capital	362,943	370,425	384,924
Retained earnings	264,641	252,880	240,621
Net accumulated other comprehensive loss	(35,685)	(22,107)	(34,215)

Total stockholders’ equity	624,167	633,631	624,119

Total liabilities and stockholders’ equity	$6,263,379	$6,295,893	$6,409,226

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended June 30, 2007			Three Months Ended June 30, 2006			2007 Quarter to 2006 Quarter Increase/ (Decrease)				2007/2006 Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$311,122	$4,884	6.30%	$403,284	$6,154	6.12%	$(92,162)	(22.9)%	$(1,270)	(20.6)%	$172	$(1,442)
Home equity	1,014,915	17,389	6.87	946,382	15,872	6.73	68,533	7.2	1,517	9.6	349	1,168
Marine	367,880	4,914	5.36	392,987	5,154	5.26	(25,107)	(6.4)	(240)	(4.7)	94	(334)
Other consumer	26,731	527	7.91	28,055	567	8.11	(1,324)	(4.7)	(40)	(7.1)	(14)	(26)
Commercial mortgage	446,898	7,949	7.13	461,554	8,126	7.06	(14,656)	(3.2)	(177)	(2.2)	83	(260)
Residential construction	584,719	12,727	8.73	508,328	10,675	8.42	76,391	15.0	2,052	19.2	401	1,651
Commercial construction	376,151	7,418	7.91	295,740	5,685	7.71	80,411	27.2	1,733	30.5	151	1,582
Commercial business	775,142	14,458	7.48	692,819	12,559	7.27	82,323	11.9	1,899	15.1	372	1,527

Total loans	3,903,558	70,266	7.22	3,729,149	64,792	6.97	174,409	4.7	5,474	8.4

Loans held for sale	12,696	193	6.10	10,352	171	6.63	2,344	22.6	22	12.9	(14)	36
Short-term investments	2,484	45	7.27	8,219	111	5.42	(5,735)	(69.8)	(66)	(59.5)	29	(95)
Taxable investment securities	1,474,204	21,154	5.76	1,838,992	24,732	5.39	(364,788)	(19.8)	(3,578)	(14.5)	1,574	(5,152)
Tax-advantaged investment securities	135,450	1,952	5.78	83,800	1,258	6.02	51,650	61.6	694	55.2	(52)	746

Total investment securities	1,609,654	23,106	5.76	1,922,792	25,990	5.42	(313,138)	(16.3)	(2,884)	(11.1)

Total interest-earning assets	5,528,392	93,610	6.79	5,670,512	91,064	6.44	(142,120)	(2.5)	2,546	2.8	4,867	(2,321)

Less: allowance for loan losses	45,423			44,750			673	1.5
Cash and due from banks	117,625			123,662			(6,037)	(4.9)
Other assets	614,599			623,024			(8,425)	(1.4)

Total assets	$6,215,193			$6,372,448			$(157,255)	(2.5)

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$529,568	806	0.61	$579,131	647	0.45	$(49,563)	(8.6)	159	24.6	218	(59)
Money market deposits	598,547	5,216	3.50	619,840	4,052	2.62	(21,293)	(3.4)	1,164	28.7	1,307	(143)
Savings deposits	597,538	563	0.38	683,347	588	0.35	(85,809)	(12.6)	(25)	(4.3)	53	(78)
Direct time deposits	1,199,855	13,789	4.61	919,265	8,221	3.59	280,590	30.5	5,568	67.7	2,689	2,879
Brokered time deposits	500,263	6,341	5.08	460,527	5,376	4.68	39,736	8.6	965	18.0	481	484
Short-term borrowings	591,806	6,829	4.63	878,716	10,034	4.58	(286,910)	(32.7)	(3,205)	(31.9)	105	(3,310)
Long-term debt	768,602	10,868	5.67	743,706	9,170	4.95	24,896	3.3	1,698	18.5	1,383	315

Total interest-bearing liabilities	4,786,179	44,412	3.72	4,884,532	38,088	3.13	(98,353)	(2.0)	6,324	16.6	7,105	(781)

Noninterest-bearing demand deposits	743,185			800,183			(56,998)	(7.1)
Other liabilities	41,592			35,794			5,798	16.2
Stockholders’ equity	644,237			651,939			(7,702)	(1.2)

Total liabilities and stockholders’ equity	$6,215,193			$6,372,448			$(157,255)	(2.5)

Net interest-earning assets	$742,213			$785,980			$(43,767)	(5.6)

Net interest income (tax-equivalent)		49,198			52,976				(3,778)	(7.1)	$(2,238)	$(1,540)
Less: tax-equivalent adjustment		650			486				164	33.7

Net interest income		$48,548			$52,490				$(3,942)	(7.5)

Net yield on interest-earning assets on a tax-equivalent basis			3.57%			3.75%

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended June 30, 2007			Three Months Ended March 31, 2007			Current Quarter to Prior Quarter Increase/(Decrease)				Quarter to Quarter Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$311,122	$4,884	6.30%	$325,377	$5,072	6.32%	$(14,255)	(4.4)%	$(188)	(3.7)%	$(16)	$(172)
Home equity	1,014,915	17,389	6.87	996,519	17,072	6.95	18,396	1.8	317	1.9	(119)	436
Marine	367,880	4,914	5.36	373,271	5,017	5.45	(5,391)	(1.4)	(103)	(2.1)	(56)	(47)
Other consumer	26,731	527	7.91	27,678	549	8.04	(947)	(3.4)	(22)	(4.0)	(7)	(15)
Commercial mortgage	446,898	7,949	7.13	450,402	7,991	7.20	(3,504)	(0.8)	(42)	(0.5)	(22)	(20)
Residential construction	584,719	12,727	8.73	585,987	12,615	8.73	(1,268)	(0.2)	112	0.9	2	110
Commercial construction	376,151	7,418	7.91	371,302	7,263	7.93	4,849	1.3	155	2.1	(7)	162
Commercial business	775,142	14,458	7.48	740,810	13,732	7.52	34,332	4.6	726	5.3	(53)	779

Total loans	3,903,558	70,266	7.22	3,871,346	69,311	7.26	32,212	0.8	955	1.4

Loans held for sale	12,696	193	6.10	11,016	176	6.48	1,680	15.3	17	9.7	(10)	27
Short-term investments	2,484	45	7.27	4,039	97	9.74	(1,555)	(38.5)	(52)	(53.6)	(21)	(31)
Taxable investment securities	1,474,204	21,154	5.76	1,554,391	22,645	5.91	(80,187)	(5.2)	(1,491)	(6.6)	(498)	(993)
Tax-advantaged investment securities	135,450	1,952	5.78	108,944	1,619	6.03	26,506	24.3	333	20.6	(67)	400

Total investment securities	1,609,654	23,106	5.76	1,663,335	24,264	5.92	(53,681)	(3.2)	(1,158)	(4.8)

Total interest-earning assets	5,528,392	93,610	6.79	5,549,736	93,848	6.86	(21,344)	(0.4)	(238)	(0.3)	(170)	(68)

Less: allowance for loan losses	45,423			45,248			175	0.4
Cash and due from banks	117,625			112,091			5,534	4.9
Other assets	614,599			617,919			(3,320)	(0.5)

Total assets	$6,215,193			$6,234,498			$(19,305)	(0.3)

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$529,568	806	0.61	$518,115	652	0.51	$11,453	2.2	154	23.6	139	15
Money market deposits	598,547	5,216	3.50	542,751	4,472	3.34	55,796	10.3	744	16.6	230	514
Savings deposits	597,538	563	0.38	598,591	591	0.40	(1,053)	(0.2)	(28)	(4.7)	(27)	(1)
Direct time deposits	1,199,855	13,789	4.61	1,184,343	13,295	4.55	15,512	1.3	494	3.7	241	253
Brokered time deposits	500,263	6,341	5.08	526,907	6,544	5.04	(26,644)	(5.1)	(203)	(3.1)	73	(276)
Short-term borrowings	591,806	6,829	4.63	662,715	7,742	4.74	(70,909)	(10.7)	(913)	(11.8)	(162)	(751)
Long-term debt	768,602	10,868	5.67	793,976	10,965	5.60	(25,374)	(3.2)	(97)	(0.9)	173	(270)

Total interest-bearing liabilities	4,786,179	44,412	3.72	4,827,398	44,261	3.72	(41,219)	(0.9)	151	0.3	90	61

Noninterest-bearing demand deposits	743,185			724,805			18,380	2.5
Other liabilities	41,592			42,459			(867)	(2.0)
Stockholders’ equity	644,237			639,836			4,401	0.7

Total liabilities and stockholders’ equity	$6,215,193			$6,234,498			$(19,305)	(0.3)

Net interest-earning assets	$742,213			$722,338			$19,875	2.8

Net interest income (tax-equivalent)		49,198			49,587				(389)	(0.8)	$(260)	$(129)
Less: tax-equivalent adjustment		650			652				(2)	(0.3)

Net interest income		$48,548			$48,935				$(387)	(0.8)

Net yield on interest-earning assets on a tax-equivalent basis			3.57%			3.62%

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Six Months Ended June 30, 2007			Six Months Ended June 30, 2006			Ytd 2007 to Ytd 2006 Increase/(Decrease)				2007/2006 Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$318,211	$9,956	6.31%	$421,298	$13,037	6.24%	$(103,087)	(24.5)%	$(3,081)	(23.6)%	$143	$(3,224)
Home equity	1,005,768	34,461	6.91	930,371	30,150	6.53	75,397	8.1	4,311	14.3	1,786	2,525
Marine	370,561	9,931	5.40	399,868	10,388	5.24	(29,307)	(7.3)	(457)	(4.4)	321	(778)
Other consumer	27,201	1,076	7.98	29,222	1,159	8.00	(2,021)	(6.9)	(83)	(7.2)	(3)	(80)
Commercial mortgage	448,641	15,940	7.16	468,416	16,043	6.91	(19,775)	(4.2)	(103)	(0.6)	588	(691)
Residential construction	585,349	25,342	8.73	478,228	19,684	8.30	107,121	22.4	5,658	28.7	1,063	4,595
Commercial construction	373,739	14,681	7.92	302,395	11,146	7.43	71,344	23.6	3,535	31.7	770	2,765
Commercial business	758,071	28,190	7.50	685,124	24,345	7.17	72,947	10.6	3,845	15.8	1,169	2,676

Total loans	3,887,541	139,577	7.24	3,714,922	125,952	6.84	172,619	4.6	13,625	10.8

Loans held for sale	11,861	369	6.27	8,923	297	6.71	2,938	32.9	72	24.2	(20)	92
Short-term investments	3,257	142	8.79	8,346	190	4.59	(5,089)	(61.0)	(48)	(25.3)	110	(158)
Taxable investment securities	1,514,076	43,799	5.83	1,844,055	48,684	5.32	(329,979)	(17.9)	(4,885)	(10.0)	4,370	(9,255)
Tax-advantaged investment securities	122,270	3,571	5.89	78,283	2,363	6.09	43,987	56.2	1,208	51.1	(79)	1,287

Total investment securities	1,636,346	47,370	5.84	1,922,338	51,047	5.35	(285,992)	(14.9)	(3,677)	(7.2)

Total interest-earning assets	5,539,005	187,458	6.82	5,654,529	177,486	6.33	(115,524)	(2.0)	9,972	5.6	13,657	(3,685)

Less: allowance for loan losses	45,336			45,071			265	0.6
Cash and due from banks	114,873			122,570			(7,697)	(6.3)
Other assets	616,250			623,121			(6,871)	(1.1)

Total assets	$6,224,792			$6,355,149			$(130,357)	(2.1)

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$523,874	1,458	0.56	$574,188	1,316	0.46	$(50,314)	(8.8)	142	10.8	265	(123)
Money market deposits	570,802	9,688	3.42	616,983	7,687	2.51	(46,181)	(7.5)	2,001	26.0	2,612	(611)
Savings deposits	598,062	1,154	0.39	687,657	1,140	0.33	(89,595)	(13.0)	14	1.2	173	(159)
Direct Time deposits	1,192,141	27,084	4.58	908,948	15,288	3.39	283,193	31.2	11,796	77.2	6,247	5,549
Brokered Time deposits	513,512	12,885	5.06	454,506	10,436	4.63	59,006	13.0	2,449	23.5	1,021	1,428
Short-term borrowings	627,065	14,571	4.69	857,128	18,582	4.37	(230,063)	(26.8)	(4,011)	(21.6)	1,259	(5,270)
Long-term debt	781,218	21,833	5.64	774,508	18,292	4.76	6,710	0.9	3,541	19.4	3,381	160

Total interest-bearing liabilities	4,806,674	88,673	3.72	4,873,918	72,741	3.01	(67,244)	(1.4)	15,932	21.9	16,949	(1,017)

Noninterest-bearing demand deposits	734,046			795,923			(61,877)	(7.8)
Other liabilities	42,023			34,691			7,332	21.1
Stockholders’ equity	642,049			650,617			(8,568)	(1.3)

Total liabilities and stockholders’ equity	$6,224,792			$6,355,149			$(130,357)	(2.1)

Net interest-earning assets	$732,331			$780,611			$(48,280)	(6.2)

Net interest income (tax-equivalent)		98,785			104,745				(5,960)	(5.7)	$(3,292)	$(2,668)
Less: tax-equivalent adjustment		1,302			924				378	40.9

Net interest income		$97,483			$103,821				$(6,338)	(6.1)

Net yield on interest-earning assets on a tax-equivalent basis			3.60%			3.74%